UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 1, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not filed by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 8.01	Other Events

On April 1, 2013, Kansas City Power & Light Company (“KCP&L”) completed the remarketings of the following series of tax-exempt bonds:

•
$31,000,000 in aggregate principal amount of State Environmental Improvement and Energy Resources Authority of the State of Missouri Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Project) Series 1992 (the “Series 1992 EIRR Bonds”);

•
$40,000,000 in aggregate principal amount of City of Burlington, Kansas Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Company Project) Series 1993A (the “Series 1993A EIRR Bonds”) and $39,480,000 in aggregate principal amount of City of Burlington, Kansas Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Company Project) Series 1993B (the “Series 1993B EIRR Bonds” and, together with the Series 1993A EIRR Bonds, the “Series 1993 EIRR Bonds”); and

•
$73,250,000 in aggregate principal amount of City of Burlington, Kansas Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Company Project) Series 2007A (the “Series 2007A EIRR Bonds”) and $73,250,000 in aggregate principal amount of City of Burlington, Kansas Environmental Improvement Revenue Refunding Bonds (Kansas City Power & Light Company Project) Series 2007B (the “Series 2007B EIRR Bonds” and, together with the Series 2007A EIRR Bonds, the “Series 2007 EIRR Bonds”).

The Series 1992 EIRR Bonds bear interest at a long-term rate of 1.25% until their maturity on July 1, 2017; the Series 1993 EIRR Bonds bear interest at a long-term rate of 2.95% until their maturity on December 1, 2023; and the Series 2007 EIRR Bonds bear interest at floating rates, determined weekly by a remarketing agent.
In connection with the remarketing of the Bonds, the municipal bond insurance policies issued by Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) relating to the Series 1992 EIRR Bonds and the Series 1993 EIRR Bonds and by Financial Guaranty Insurance Company (“FGIC”) relating to the Series 2007 EIRR Bond were cancelled. In connection with the cancellation of the policy relating to the Series 2007 EIRR Bonds, KCP&L's Mortgage Bond Series 2007 EIRR Insurer due 2035 was retired. The mortgage bond, in the amount of $146.5 million, was issued and delivered to FGIC in 2009 to collateralize FGIC's claim on KCP&L under the related insurance agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President – Investor Relations and Strategic
Planning and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President – Investor Relations and Strategic
Planning and Treasurer

Date: April 4, 2013